UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

April 1, 2024

Date of Report (Date of earliest event reported)

GOLDEN STAR ACQUISITION CORPORATION

(Exact Name of Registrant as Specified in Charter)

Cayman Islands	001-41694	N/A
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

99 Hudson Street, 5th Floor,

New York, New York 10013

(Address of Principal Executive Offices, and Zip Code)

(646) 706-5365

Registrant’s Telephone Number, Including Area Code

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one ordinary share, $0.001 par value, and one right to receive two-tenths (2/10th) of one ordinary share	GODNU	The Nasdaq Stock Market LLC
Ordinary shares, $0.001 par value	GODN	The Nasdaq Stock Market LLC
Rights, each entitling the holder to receive two-tenths (2/10th) of one ordinary share	GODNR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holdings.

On April 1, 2024, Golden Star Acquisition Corporation (the “Company”) held an extraordinary general meeting of shareholders (the “Extraordinary General Meeting”) for the purposes of considering and voting upon:

(i) Proposal 1, or the Extension Fee Reduction Proposal: to approve that the sponsor and/or its designee will deposit the amount equal to $0.02 for each outstanding public share into the trust account (the “Monthly Extension Fee”) to extend the date which the Company must consummate its initial business combination. Beginning on the 4th of the first month following the approval of this proposal, each Monthly Extension Fee must be deposited into the trust account by the 4th of each month until February 4, 2025; and

(ii) Proposal 2, or the Adjournment Proposal: to direct the chairman of the Extraordinary General Meeting to adjourn the Extraordinary General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Extraordinary General Meeting, there are not sufficient votes to approve Proposal 1.

Holders of 6,513,854 ordinary shares of the Company held as of record as of January 17, 2024, the record date for the Extraordinary General Meeting, were present in person or by proxy, representing approximately 72.93% of the shares issued and outstanding and entitled to vote at the Extraordinary General Meeting, which present a quorum.

The Extension Fee Reduction Proposal was approved, the voting results of which was as follows:

For	Against	Abstain
4,244,838	2,269,016	0

As there were sufficient votes to approve the Extension Fee Reduction Proposal, the Adjournment Proposal was not presented to the shareholders at the Extraordinary General Meeting.

Item 8.01 Other Events.

In connection with the vote to approve the Extension Fee Reduction Proposal, holders of 1,596,607 ordinary shares of the Company properly exercised their right to redeem their shares for cash at a redemption price of approximately $10.47 per share, for an aggregate redemption amount of approximately $16,716,475.29.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Golden Star Acquisition Corporation

Dated: April 2, 2024	By:	/s/ Kenneth Lam
	Name:	Kenneth Lam
	Title:	Chief Financial Officer

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